SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549



                                    FORM 8-K



                Current Report Pursuant to Section 13 or 15(d) of
                       The Securities Exchange Act of 1934



        Date of Report (date of earliest event reported): March 26, 2001



                               COAST RESORTS, INC.
             (Exact name of registrant as specified in its charter)



          Nevada                  000-26922                 88-0345704
     (State or other           (Commission File          (I.R.S. Employer
     jurisdiction of               Number)             Identification No.)
      incorporation)

           4500 West Tropicana Avenue, Las Vegas, Nevada    89103
             (Address of principal executive offices)     (Zip Code)

        Registrant's telephone number, including area code: (702) 365-7000

                                 Not Applicable
          (Former name or former address, if changed since last report)

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Item 5.  Other Events.

    On March 26, 2001, Coast Hotels and Casinos, Inc., a Nevada corporation and wholly-owneed subsidiary of Coast Resorts, Inc. (the "Company"), announced that Harlan Braaten, President and Chief Operating Officer of the Company would be speaking at the Lehman Brothers' High Yield Bond and Leveraged Loan Conference on March 27, 2001 in Orlando, Florida. Selected slides from the presentation would be made available on the Company's website, www.coastcasinos.com.


Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits.

 Exhibit No.                              Description
 -----------   -----------------------------------------------------------------
   99.1        Press Release dated March 26, 2001 announcing that Coast Hotels and Casinos, Inc. would present at the Lehman Brothers' High
               Yield Bond and Leveraged Loan Conference.

                                   SIGNATURES

            Pursuant to the requirements of the Securities Act, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                   COAST RESORTS, INC.,
                                   a Nevada corporation

                                   By: /s/ Gage Parrish
                                   Name: Gage Parrish
                                   Title: Vice President and
                                          Chief Financial Officer

March 27, 2001

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